

Mundoval Fund
Global Value Investing

As of December 31, 2013

Investment Strategy

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor

A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification


50.42% Domestic
48.60% International
0.98% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Industry Diversification

Financials	31.8%
Information Technology	27.7%
Energy	12.8%
Telecommunications	11.0%
Materials	3.4%
Health Care	3.3%
Consumer Discretionary	3.2%
Industrials	3.2%
Consumer Staples	2.6%
Cash	1.0%

Top 10 Holdings

Baidu ADR	6.97%
Apple Computer, Inc.	5.49%
Mastercard, Inc.	5.32%
BNP Paribas ADR	4.99%
Citigroup, Inc.	4.85%
Bank of America Corp.	4.80%
Google, Inc.	3.84%
American International Group	3.75%
Munich RE Group	3.59%
ING Group ADR	3.43%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	27
2013 PortfolioTurnover	32.54%
Net Assets (millions)	$20.43
Total Expense Ratio	1.50%

No sales loads or distribution fees

Average Annual Total Returns [2]


Mundoval Fund
MSCI World Index
29.39%
26.68%
14.97%
11.48%
15.91%
15.02%
5.57%
3.83%
8.13%
7.29%
1 Year
3 Years
5 Years
7 Years
Since Inception

Hypothetical Growth of $10,000 since inception [2,3]


$20,732
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
2004
2006
2007
2009
2010
2012
2013

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $20,732 on 12/31/13. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

MUNDOVAL FUND
GLOBAL VALUE INVESTING



Quarterly Commentary: 4Q13

Portfolio Review:

The Mundoval Fund returned 10.05% in the fourth quarter versus 8.00% for the MSCI World Index during the same period. Since inception of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 8.13% versus 7.29% for the MSCI World Index.

Positive factors impacting performance for the fund during the quarter included the Information Technology sector (Baidu, Google & Mastercard), and Financial Sector (ING Group, BNP Paribas & Aegon NV). Negative factors impacting performance for the Fund during the quarter included the Telecommunications Sector (China Mobile and Telekom Indonesia) and the Energy Sector (CNOOC Ltd and Lukoil)

During the quarter, shares of **International Business Machines (IBM)**, an information technology company, providing various services, software, and integrated solutions, were purchased for the Fund due to an attractive price relative to business valuation.

Manager Commentary:

In 2013, the majority of stock market indices worldwide returned greater than 25% and the Dow Jones Industrial Average achieved a record high. In contrast to this above average performance, shares of stocks in Emerging Markets (i.e. China, Brazil, India & Russia) fared poorly as measured by the MSCI Emerging Markets Index, which returned -2.6% for the year.

Historically, Emerging Markets have outperformed the U.S. and other developed markets by a wide margin. According to International Monetary Fund forecasts, emerging economies will represent about 70% of global GDP growth as early as 2014 and their share of total GDP may exceed 50% in the near term.[1] Since 1985, emerging markets' share of total global capitalization has increased from 4% to 25% and their rates of return retain relatively low correlations to U.S. and other developed equity markets.

It is interesting to note that despite the underperformance of and large investor outflows from Emerging Markets mutual funds in 2013, the Mundoval Fund had approximately 27% of fund assets allocated to stocks in Emerging Markets because of the attractive valuations offered by specific businesses. The fund currently owns shares of Chinese businesses like **Baidu**, the leading internet search engine provider, **China Mobile**, a mobile telecommunications company with more than 700 million subscribers, and **CNOOC**, an offshore provider of crude oil & natural gas. The fund is invested in international telecommunications companies: **America Movil** in Mexico and Latin America, **Telekom Indonesia** and **MTN Group** in Africa and the Middle East. Lastly, the fund owns shares of Brazilian brewer **AmBev** and Russian oil & gas producer, **Lukoil**. The aforementioned businesses are attractively priced in relation to their intrinsic valuations and are capable of providing shareholders with a satisfactory rate of return over time.

Sincerely yours,

Arthur Q. Johnson, CFA

[1]International Monetary Fund Statistics

Average Annual Total Returns as of September 30, 2013

	4Q 2013 (Non-Annualized)	1-Year	3-Years	5-Years	7-Years	Since Inception (9/3/04)
Mundoval Fund	10.05%	29.39%	14.97%	15.91%	5.57%	8.13%
MSCI World Index	8.00%	26.68%	11.48%	15.02%	3.83%	7.29%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.